UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 4, 2009

Sterling Bancorp

(Exact name of Registrant as specified in its charter)

New York	1-5273-1	13-2565216
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

650 Fifth Avenue, New York, New York	10019-6108
(Address of principal executive offices)	(Zip Code)

(212) 757- 3300

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 TABLE OF CONTENTS

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

SIGNATURE

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(a)-(c)	Not applicable

(d)(1) On November 9, 2009, the Company issued a press release announcing the appointment of Carolyn Joy Lee to the Board of Directors of both Sterling Bancorp and Sterling National Bank. The Board of Directors approved the appointment of Ms. Lee on November 4, 2009.

(d)(2)-(5)	None

(e)	Not applicable

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:	November 10, 2009

BY:	/s/ JOHN W. TIETJEN
JOHN W. TIETJEN
Executive Vice President
and Chief Financial Officer